Exhibit 99.2

HYATT FOCUSED ON DRIVING ASSET-LIGHT GROWTH

Driving Industry-Leading Growth: Sustaining leading net rooms growth by increasing owner preference for Hyatt brands

Personalizing the guest and customer experience: Enhancing the value of World of Hyatt

Transforming the earnings profile: Expanding asset sell-down program with an additional $1.5B in asset sales by early 2022

CHICAGO (March 5, 2019) – Hyatt Hotels Corporation (NYSE: H) will host an Investor Day today in New York City, in which it will share details around the company’s performance and its strategy to create long-term shareholder value by driving asset-light growth.

In its presentation, Hyatt will detail its long-term growth strategy and its three-prong approach to Maximizing its Core Business, Integrating new Growth Platforms, and Optimizing Capital Deployment. Across its 19 brands serving the high-end traveler, Hyatt is focused on caring for its guests and customers through personalized experiences that are designed to result in enhanced loyalty and superior hotel operating performance, leading to increased owner preference and continued significant net rooms growth.

“We are focused on a powerful strategy centered on personalizing the guest and customer experience,” said Mark Hoplamazian, president and chief executive officer, Hyatt Hotels Corporation. “We believe that our strategy will allow us to sustain superior revenue growth and that our continued focus on delivering excellent results for our hotel owners will allow Hyatt to sustain leading net rooms growth in the future.”

Consistent with a commitment to grow in an asset-light manner, Hyatt will share details on the evolution of its capital strategy including an expansion of its asset sell-down program by $1.5 billion in gross proceeds over the next three years, assuming market conditions allow for the sale of assets on attractive terms to create shareholder value.

All interested persons may listen to a simultaneous webcast of the Investor Day, from approximately 12:30 p.m. to 3:30 p.m. CT. The webcast and a copy of the presentation may be accessed through the Company’s website at www.hyatt.com and by selecting the Investor Relations link located at the bottom of the page, or http://investors.hyatt.com. A copy of the presentation will be available on the Company’s website on Tuesday, March 5, 2019, prior to the commencement of the webcast. For those unable to listen to the live broadcast, an archive of the webcast will be available on the Company’s website.

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a portfolio of 19 premier brands. As of December 31, 2018, the Company’s portfolio included more than 850 properties in 60 countries across six continents. The Company’s purpose to care for people so they can be their best informs its business decisions and growth strategy and is intended to attract and retain top colleagues, build relationships with guests and create value for shareholders. The Company’s subsidiaries develop, own, operate, manage, franchise, license or provide services to hotels, resorts, branded residences, vacation ownership properties, and fitness and spa locations, including under the Park Hyatt®, Miraval®, Grand Hyatt®, Alila®, Andaz®, The Unbound Collection by Hyatt®, Destination®, Hyatt Regency®, Hyatt®, Hyatt Ziva™, Hyatt Zilara™, Thompson Hotels®, Hyatt Centric®, Hyatt House®, Hyatt Place®, Joie de Vivre®, tommie™, Hyatt Residence Club® and Exhale® brand names, and operates the World of Hyatt® loyalty program that provides distinct benefits and exclusive experiences to its valued members. For more information, please visit www.hyatt.com.

FORWARD-LOOKING STATEMENTS

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, the amount by which the Company intends to reduce its real estate asset base and the anticipated timeframe for such asset dispositions, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans and common stock repurchase program and other forms of shareholder capital return, including the risk that our common stock repurchase program could increase volatility and fail to enhance shareholder value; our intention to pay a quarterly cash dividend and the amounts thereof, if any; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions, and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; the impact of changes in the tax code as a result of the Tax Cuts and Jobs Act of 2017 and uncertainty as to how some of those changes may be applied; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business; and other risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Contact:

Amanda Bryant

Hyatt Hotels Corporation

312.780.5539

amanda.bryant@hyatt.com

Media Contact:

Kathy Krenger

Hyatt Hotels Corporation

312.780.5129

kathy.krenger@hyatt.com